TRAVELERS SERIES FUND INC.
on behalf of
SMITH BARNEY LARGE CAP VALUE PORTFOLIO (the "Portfolio")

Supplement dated April 12, 2001 to

Prospectus dated February 28, 2001


The following information supersedes, as applicable, certain information set forth in the Prospectus for the Portfolio listed above under the section "Management."

Commencing April 11, 2001, John B. Cunningham, CFA, assumed responsibility as Portfolio Manager responsible for the day-to-day management of the Portfolio. Mr. Cunningham is currently Vice President of Smith Barney Fund Management LLC, the Portfolio's Investment Manager, and Managing Director of Salomon Brothers Asset Management ("SaBAM"). Mr. Cunningham joined SaBAM in January 1995 and has 12 years of securities business experience.






FD 02292